Exhibit 32.3
CERTIFICATION OF CHIEF FINANCIAL OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES‑OXLEY ACT OF 2002

    I, Keith S. Franz, Chief Financial Officer, in connection with the Annual Report of CĪON Investment Corporation (the “Company”) on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 9, 2022

                         /s/ Keith S. Franz
                         Keith S. Franz
                         Chief Financial Officer
                         (Principal Financial and Accounting Officer)
                         CĪON Investment Corporation